UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STAAR Surgical Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 14, 2018

STAAR SURGICAL COMPANY

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 16, 2018
Date: June 14, 2018 **Time:** 8:30 AM PDT
Location: STAAR Surgical Company
1911 Walker Ave.
Monrovia, CA 91016

BARCODE

STAAR SURGICAL COMPANY
1911 WALKER AVENUE
MONROVIA, CA 91016
ATTN: SAMUEL GESTEN CORP. SEC

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
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0000378534_1 R1.0.1.17

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2018 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

0000378534_2 R1.0.1.17

Voting items 0000378534_3 R1.0.1.17The Board of Directors recommends you vote FOR the following:1. Election of Directors. Nominees01 Stephen C. Farrell02 Caren Mason03 John C. Moore04 Louis E. Silverman05 William P. WallThe Board of Directors recommends you vote FOR proposals 2. through 11.2. Approval of amendments to our Omnibus Equity Incentive Plan and to increase the number of shares of common stock reserved for issuance.3. Approval of amendments to our Amended and Restated Certificate of Incorporation ("COI") to make certain changes reflecting current practices in corporate governance.4. Approval of amendments to our Amended and Restated Bylaws ("Bylaws") to make certain changes reflecting current practices in corporate governance.5. Approval of amendment to our COI to increase the minimum number of authorized directors from three to five.6. Approval of amendments to our Bylaws to increase the minimum number of authorized directors from three to five7. Approval of amendments to our COI to reflect that directors may be removed with or without cause.8. Approval of amendments to our Bylaws to reflect that directors may be removed with or without cause.9. Ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 28, 201810. Advisory vote to approve annual compensation program for non-employee directors11. Advisory vote to approve STAAR's compensation of its named executive officers.NOTE: In their discretion, the proxies are authorized to vote upon suchother business as may properly come before the Annual Meeting ofStockholders or any postponement or adjournment thereof.

Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000378534_4 R1.0.1.17

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
of # Sequence

111234567812345678123456781234567812345678123456781234567812345678NAMETHE COMPANY NAME INC. - COMMON123,456,789,012.12345THE COMPANY NAME INC. - CLASS A123,456,789,012.12345THE COMPANY NAME INC. - CLASS B123,456,789,012.12345THE COMPANY NAME INC. - CLASS C123,456,789,012.12345THE COMPANY NAME INC. - CLASS D123,456,789,012.12345THE COMPANY NAME INC. - CLASS E123,456,789,012.12345THE COMPANY NAME INC. - CLASS F123,456,789,012.12345THE COMPANY NAME INC. - 401 K123,456,789,012.12345→x020000000000JOB #1 OF 21 OF 2PAGESHARESCUSIP #SEQUENCE #THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature (Joint Owners)Signature [PLEASE SIGN WITHIN BOX]DateDateCONTROL #SHARESTo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 00000378535_1 R1.0.1.17ForWithholdFor AllAllAllExceptThe Board of Directors recommends you vote FORthe following:1. Election of Directors. Nominees01 Stephen C. Farrell02 Caren Mason03 John C. Moore04 Louis E. Silverman05 William P. WallSTAAR SURGICAL COMPANY1911 WALKER AVENUEMONROVIA, CA 91016ATTN: SAMUEL GESTEN CORP. SECInvestor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. Eastern Time the day before the cut-off date ormeeting date. Have your proxy card in hand when you access the web site andfollow the instructions to obtain your records and to create an electronic votinginstruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate that youagree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FOR proposals 2. through 11.ForAgainstAbstain2. Approval of amendments to our Omnibus Equity Incentive Plan and to increase the number of shares of common stock reserved for issuance.3. Approval of amendments to our Amended and Restated Certificate of Incorporation ("COI") to make certain changes reflecting current practices in corporate governance.4. Approval of amendments to our Amended and Restated Bylaws ("Bylaws") to make certain changes reflecting current practices in corporate governance.5. Approval of amendment to our COI to increase the minimum number of authorized directors from three to five.6. Approval of amendments to our Bylaws to increase the minimum number of authorized directors from three to five7. Approval of amendments to our COI to reflect that directors may be removed with or without cause.ForAgainstAbstain8. Approval of amendments to our Bylaws to reflect that directors may be removed with or without cause.9. Ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 28, 201810. Advisory vote to approve annual compensation program for non-employee directors11. Advisory vote to approve STAAR's compensation of its named executive officers.NOTE: In their discretion, the proxies are authorized to vote upon suchother business as may properly come before the Annual Meeting ofStockholders or any postponement or adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary,please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation orpartnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Form 10-K, Notice & Proxy Statement is/areavailable atwww.proxyvote.com Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Form 10-K, Notice & Proxy Statement is/areavailable atwww.proxyvote.com Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Form 10-K, Notice & Proxy Statement is/areavailable atwww.proxyvote.com Continued and to be signed on reverse side